SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  August 2, 1996

                        MID-AMERICAN WASTE SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                     1-10727                31-1161917
    (State or Other Jurisdiction   (Commission        (I.R.S. Employer
    of Incorporation)              File Number)       Identification No.)

    1006 Walnut Street, Canal Winchester, Ohio                       43110
    (Address of Principal Executive Offices)                       (Zip Code)

    Registrant's telephone number, including area code      (614) 833-9155

                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)

          Item 4.   Changes in Registrant's Certifying Accountant.

               Effective as of August 2, 1996, the Company's Board of Directors approved the engagement of Deloitte & Touche L.L.P. ("Deloitte") as the Company's new principal independent accountants.

                    During the Company's two most recent fiscal years and through August 2, 1996, the Company has not consulted with Deloitte on items that concerned (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or reportable event.


                                  Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  August 6, 1996

                                 MID-AMERICAN WASTE SYSTEMS, INC.

                                 By:/s/ Gene A. Meredith
                                    Gene A. Meredith
                                    Chairman of the Board,
                                    President, Secretary, and
                                    Chief Executive Officer